EXHIBIT 32.2

CERTIFICATION PURSUANT TO

RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT AND

18 U.S.C. SECTION 1350

     I, Richard A. Dierker, Executive Vice President and Chief Financial Officer of Church & Dwight Co., Inc. (the “Company”), hereby certify that, based on my knowledge:

1.The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Richard A. Dierker
Richard A. Dierker
Executive Vice President and Chief Financial Officer

Dated:	February 21, 2019